                                                                  EXHIBIT 10.1.5

                                 AMENDMENT NO. 5
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This AMENDMENT NO. 5 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of August 6, 2003 (this "Amendment"), by and among DAVE & BUSTER'S, INC. ("DBI"), the Subsidiaries of DBI (DBI collectively with such subsidiaries, the "Borrowers"), FLEET NATIONAL BANK ("FNB"), the other lending institutions listed on Schedule 1 to the Credit Agreement (together with FNB, the "Banks"), FNB as administrative agent for the Banks (the "Agent") and Bank One, NA as documentation agent (the "Documentation Agent"), amends certain provisions of the Revolving Credit and Term Loan Agreement, dated as of June 30, 2000 among the Borrowers, the Banks, the Agent and the Documentation Agent (as amended and in effect from time to time, the "Credit Agreement"). Each capitalized term used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

         WHEREAS, the Borrowers wish to issue Convertible Subordinated Debt (as defined below) and to acquire D & B Toronto (as defined below) using proceeds from the issuance of the Convertible Subordinated Debt as provided herein;

         WHEREAS, the Borrowers, the Banks and the Agent desire to decrease by $4,000,000 the aggregate permitted principal amount of the Revolving Credit Loans available under the Credit Agreement as provided more fully herein below;

         WHEREAS, the Borrowers, the Banks and the Agent have agreed to amend certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


         SECTION 1. AMENDMENT TO SECTION 1 - DEFINITIONS. Section 1 of the Credit Agreement is hereby amended by inserting, in alphabetical order, the following new definitions:

         "D & B Toronto. The Dave & Buster's restaurant located in Toronto, Canada to be purchased by Newco, subject to compliance by Newco and the Borrowers with Section 9.17, as permitted by Section 10.5.3.

         D & B Toronto Acquisition. The acquisition by Newco, subject to compliance with Section 9.17, of all of the assets of D & B Toronto with $4,000,000 of the cash proceeds from the issuance of the Convertible Subordinated Debt pursuant to documentation in form and substance satisfactory to the Agent.

         Convertible Subordinated Debt. Unsecured Indebtedness of DBI evidenced by the Subordinated Indenture and the Subordinated Notes.

         Indenture Effective Date. The date on which the Subordinated Indenture becomes effective and DBI has incurred the Convertible Subordinated Debt, which date shall be prior to August 31, 2003.

         Newco. The newly created Subsidiary of DBI which, subject to compliance with Section 9.17, will acquire the assets of D & B Toronto.

         Repurchase Event. As such term is defined in the Subordinated
         Indenture.

         Subordinated Debt Documents. Collectively, the Subordinated Purchase Agreement, the Subordinated Indenture, the Subordinated Registration Rights Agreement, the Subordinated Notes, the Warrants and the other documents and agreements executed and delivered in connection therewith.

         Subordinated Indenture. The Indenture dated as of a date after August 4, 2003 but prior to August 31, 2003 between DBI and [the Indenture Trustee] relating to the Subordinated Notes in form and substance and containing subordination provisions satisfactory to the Agent.

         Subordinated Notes. The Convertible Subordinated Notes due 2008 in the aggregate principal amount of not more than $35,000,000 issued pursuant to the Subordinated Indenture in form and substance and containing subordination provisions satisfactory to the Agent.

         Subordinated Purchase Agreement. The Securities Purchase Agreement, dated after August 4, 2003 but prior to August 31, 2003, among DBI and certain other parties thereto as initial purchasers, relating to the issuance and sale by DBI of the Subordinated Notes and the Warrants, in form and substance satisfactory to the Agent.

         Subordinated Registration Rights Agreement. The Registration Rights Agreement, dated after August 4, 2003 but prior to August 31, 2003, among DBI, U.S. Bancorp Piper Jaffray Inc., and certain other parties thereto as initial purchasers of the Subordinated Notes and Warrants in form and substance satisfactory to the Agent.

         Warrants. The warrants to purchase shares of common stock issued pursuant to the Subordinated Purchase Agreement and all warrants issued in exchange, transfer or replacement thereof in form and substance satisfactory to the Agent."

         SECTION 2. AMENDMENT OF SECTION 4.4.2 - MANDATORY PREPAYMENTS. Section
4.4.2 of the Credit Agreement is hereby amended as follows:

         (a) Section 4.4.2.1 is amended by inserting after the words "other than" in clause (f) of such section, the words "the Convertible Subordinated Debt,";

         (b) Section 4.4.2 is further amended by inserting a new subsection
4.4.2.5 to read as follows:

                  "4.4.2.5. Mandatory Prepayments from Proceeds of Convertible Subordinated Debt. Immediately upon receipt by DBI of the proceeds from the issuance of the Convertible Subordinated Debt, the Borrowers shall prepay the Term Loans in an aggregate amount equal to 100% of the proceeds from the issuance of the Convertible Subordinated Debt less (i) up to $4,000,000 (in connection with the D & B Toronto Acquisition) and (ii) any fees and expenses related to the issuance of the Convertible Subordinated Debt, provided that in no event shall such aggregate amount of such prepayment be less than $19,000,000. Such prepayment shall be applied to the principal of each of Term Loan A and Term Loan B on a ratable basis based upon the respective outstanding amounts thereof and against the remaining scheduled installments of each of such Term Loan in inverse order of their maturity. No amount repaid with respect to a Term Loan may be reborrowed. The provisions of Section 6.9 shall apply to each prepayment pursuant to this Section 4.4.2.5."


         SECTION 3. AMENDMENT OF SECTION 8 - STATUS AS SENIOR DEBT. Section 8 of the Credit Agreement is hereby amended by inserting immediately after the text of Section 8.25 the following new sections:


         "8.26. STATUS OF LOANS AS SENIOR DEBT. From and after the Indenture Effective Date, all Indebtedness of DBI and each of its Subsidiaries to the Banks and the Agent in respect of the Obligations constitutes "Designated Senior Debt" under the terms of the Subordinated Debt Documents.

         8.27. SUBORDINATED DEBT DOCUMENTS. Each of the representations and warranties made by DBI in any of the Subordinated Debt Documents was true and correct in all material respects on the date such representations and warranties were made and/or deemed to have been made.


         8.28. NO OTHER SENIOR DEBT. DBI has not designated any Indebtedness of the Borrowers or any of their Subsidiaries as, and has no, "Designated Senior Debt" for purposes of (and as defined in) the Subordinated Indenture, other than the Obligations."

         SECTION 4. AMENDMENT OF SECTION 10.1 - RESTRICTIONS ON INDEBTEDNESS.
Section 10.1 of the Credit Agreement is hereby amended by deleting the text "and" following Section 10.1(g), and by deleting Section 10.1(h) in its entirety and substituting in place thereof the following:

                  "(h) the Convertible Subordinated Debt; and

                  (i) Indebtedness consisting of guaranties or indemnities of Indebtedness of any Borrower or any of its Subsidiaries described in clauses (a) through (h) of this Section 10.1."

         SECTION 5. AMENDMENT OF SECTION 10.5.3 - ACQUISITIONS. Section 10.5.3 of the Credit Agreement is hereby amended by deleting the text "." immediately following the text "shall not exceed $5,000,000" and substituting the following therefor:

                  ", and (c) the D & B Toronto Acquisition, provided that, (i) immediately prior to and after, and after giving effect to, the D & B Toronto Acquisition, no Default or Event of Default shall then exist, (ii) the aggregate amount expended in cash by the Borrowers for such acquisition shall not exceed $4,000,000, and shall be paid solely from the cash proceeds of the Convertible Subordinated Debt, (iii) the Agent shall be satisfied that Newco is able to become a joint and several Borrower and pledge its assets to support the Obligations, and (iv) either prior to or immediately upon the effectiveness of the D & B Toronto Acquisition, Newco shall become a joint and several Borrower hereunder and the Borrowers and Newco shall comply with the provisions of
Section 9.17."

         SECTION 6. AMENDMENT OF SECTION 10 - SUBORDINATED DEBT. Section 10 of the Credit Agreement is hereby amended by inserting immediately after the end of the text of Section 10.12 the following:


         "10.13. SUBORDINATED DEBT. The Borrowers will not, and will not permit any of their Subsidiaries, to (a) amend, supplement or otherwise modify the terms of any of the Subordinated Debt Documents or (b) prepay, redeem or repurchase (or offer to prepay, redeem or repurchase) any of the Convertible Subordinated Debt.


         10.14. SENIOR DEBT. The Borrowers will not in any manner designate or permit to exist any Indebtedness of any Borrower or any of their Subsidiaries as "Designated Senior Debt" (or any analogous term) for purposes of (and as defined in) the Subordinated Indenture, other than the Indebtedness in respect of the Obligations."

         SECTION 7. AMENDMENT OF SECTION 11 - LEVERAGE RATIO. Section 11.1 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting the following therefor:

                  "11.1 LEVERAGE RATIO. The Borrowers will not permit the Leverage Ratio, determined at the end of and for any period of four consecutive fiscal quarters of the Borrowers ending during any period described in the table below, to be greater than the ratio set forth opposite such period in the column labeled Unadjusted Ratio in such table; provided that for any period of four consecutive fiscal quarters of the Borrowers ending from and after the date on which the Borrowers receive Net Cash Proceeds in an aggregate amount in excess of $12,500,000 from Existing Unit Permitted Sale-Leasebacks and a New Unit Permitted Sale-Leaseback in respect to the Cleveland, Ohio Unit, the Borrowers will not permit the Leverage Ratio, determined at the end of and for such four quarter period to be greater than the ratio set forth below in the column labeled "Adjusted Ratio" opposite the period during which such four quarter period ends:

                                    Period
                                    ------
                           (inclusive of end dates)               Unadjusted Ratio    Adjusted Ratio
                           ------------------------               ----------------    --------------
               Effective Date through Fiscal Year 2004                 1.65:1             1.65:1
               (ending 1/31/04)
               Thereafter                                              1.50:1             1.50:1

         SECTION 8. AMENDMENT OF SECTION 14 - EVENTS OF DEFAULT. Section 14.1 of the Credit Agreement is hereby amended as follows:

         (a) Section 14.1(f) of the Credit Agreement is hereby amended by deleting Section 14.1(f) in its entirety and restating it as follows:

                  "(f) (i) the holders of all or any part of the Convertible Subordinated Debt shall accelerate the maturity of all or any part of the Convertible Subordinated Debt; or the Convertible Subordinated Debt shall be (or shall be required at such time to be) prepaid, redeemed or repurchased in whole or in part; or DBI or any of its Subsidiaries shall be or become required under the terms of any of the Subordinated Debt Documents to prepay, redeem or repurchase (or shall be or become required thereunder to offer to prepay, redeem or repurchase) all or any part of the Convertible Subordinated Debt; or (ii) any Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an outstanding principal amount of $250,000, or any Convertible Subordinated Debt or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing such Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;"

         (b) Section 14.1(j) of the Credit Agreement is hereby amended by inserting immediately after the text "Change of Control" the text "or a Repurchase Event".

         SECTION 9. AMENDMENT TO SCHEDULE 1 OF THE CREDIT AGREEMENT. Schedule 1 to the Credit Agreement is hereby amended by deleting such Schedule 1 in its entirety and substituting in place thereof the Schedule 1 attached to this Amendment and made a part hereof.

         SECTION 10. WAIVER OF SECTION 20.1. Each of the Agent and the Banks hereby waives the condition in Section 20.1 that an Assignment and Acceptance shall not become effective until five (5) Business Days after the execution thereof with respect to the assignment by Bank of America, N.A. to FNB dated July 28, 2003. Such Assignment and Acceptance shall become effective immediately upon the satisfaction of the other conditions therein.

         SECTION 11. AFFIRMATION AND ACKNOWLEDGMENT. Each Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Agent, including, without limitation, the Loans, and the Borrowers hereby affirm their joint and several absolute and unconditional promise to pay to the Banks the Loans, the Reimbursement Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by each Borrower as security for the Obligations.

         SECTION 12. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Banks and the Agent as follows:

         (a) The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby are within the corporate authority of such Borrower, have been duly authorized by all necessary corporate proceedings on behalf of such Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which such Borrower is subject or any of such Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.

        (b) Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding joint and several obligation of each Borrower, enforceable in accordance with its respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

         (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each Borrower of this Amendment and the Credit Agreement as amended hereby.

         (d) The representations and warranties contained in Section 8 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (e) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SECTION 13. EFFECTIVENESS. This Amendment shall become effective on August 6, 2003 upon the satisfaction of the following conditions precedent (the "Effective Date"):

                  SECTION 13.1. MAJORITY BANK APPROVAL. Each section of this Amendment other than the sections specified in Section 13.2 shall become effective upon the written consent of the Borrowers and the written consent of the Majority Banks.

                  SECTION 13.2. UNANIMOUS BANK APPROVAL. Section 2 hereof shall become effective upon the written consent of the Borrowers and the written consent of each of the Banks.

                  SECTION 13.3. AMENDMENT FEES. The Borrowers shall have paid to the Agent, for the account of each Bank, an amendment fee in an amount equal to one tenth of one percent (0.10%) of the sum of each such Bank's Revolving Credit Commitment on the Effective Date plus the aggregate principal amount of such Bank's Term Loans outstanding after giving effect to the reduction of such Bank's Term Loans pursuant to
         Section 4.4.2.5 of the Credit Agreement (as amended hereby).

                  SECTION 13.4. NO MATERIAL ADVERSE CHANGE. The Majority Banks shall be satisfied that there shall have occurred no material adverse change in the business, operations, assets, management, properties, financial condition, income or prospects of the Borrowers and their Subsidiaries taken as a whole since May 4, 2003.

                  SECTION 13.5.  REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.

                  Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement shall be true as of the date as of which they were made (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

                  SECTION 13.6. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident hereto shall be reasonably satisfactory in substance and in form to the Agent.

         SECTION 14. MISCELLANEOUS PROVISIONS.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Each Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including legal fees).


                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.



                                          DAVE & BUSTERS, INC.


                                          By: /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S I, L.P.

                                          By: DAVE & BUSTER'S, INC., as general
                                              partner


                                          By: /S/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S OF ILLINOIS, INC.


                                          By: /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S OF GEORGIA, INC.


                                          By: /s/ John S. Davis
                                              ----------------------------------
                                                   Name:   John S. Davis
                                                   Title:  Vice President


                                          DAVE & BUSTER'S OF PENNSYLVANIA, INC.


                                          By: /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President

                                          DANB TEXAS, INC.


                                          By: /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S OF MARYLAND, INC.


                                          By: /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S OF CALIFORNIA, INC.


                                          By:  /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S OF COLORADO, INC.


                                          By:  /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S OF NEW YORK, INC.


                                          By:  /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S OF FLORIDA, INC.


                                          By:  /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President

                                          DAVE & BUSTER'S OF PITTSBURGH, INC.


                                          By:  /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          DAVE & BUSTER'S OF HAWAII, INC.


                                          By:  /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          D&B REALTY HOLDING, INC.


                                          By:  /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          D&B LEASING, INC.


                                          By:  /s/ John S. Davis
                                              ----------------------------------
                                                   Name:  John S. Davis
                                                   Title: Vice President


                                          FLEET NATIONAL BANK, individually and
                                          as Agent


                                          By: /s/ Heidi F. Tyng
                                              ----------------------------------
                                                   Name:  Heidi Tyng
                                                   Title: Vice President


                                          BANK ONE, NA
                                          (MAIN OFFICE, CHICAGO, ILLINOIS)


                                          By: /s/ Alan J. Miller
                                              ----------------------------------
                                                   Name:  Alan J. Miller
                                                   Title: First Vice President

                                         GUARANTY BANK


                                         By: /s/ Robert S. Hays
                                             ----------------------------------
                                                  Name:  Robert S. Hays
                                                  Title: Senior Vice President


                                         TRANSAMERICA EQUIPMENT FINANCIAL
                                         SERVICES CORPORATION


                                         By: /s/ Randall L. Allemang
                                             ----------------------------------
                                                  Name:  Randall L. Allemang
                                                  Title: Vice President


                                         THE FROST NATIONAL BANK


                                         By: /s/ Chris W. Holder
                                             ----------------------------------
                                                  Name:  Chris W. Holder
                                                  Title: Senior Vice President


                                         GENERAL ELECTRIC CAPITAL BUSINESS
                                         ASSET FUNDING CORPORATION, SUCCESSOR
                                         IN INTEREST TO HELLER FINANCIAL
                                         LEASING, INC.


                                         By: /s/ Mary E. Lorenz
                                             ----------------------------------
                                                  Name:  Mary E. Lorenz
                                                  Title: Vice President


                                         ORIX FINANCIAL SERVICES, INC.


                                         By: /s/ Mark A. Kassis
                                             ----------------------------------
                                                  Name:  Mark A. Kassis
                                                  Title: Senior Vice President


                                         ELF FUNDING TRUST I
                                             By:  Highland Capital Management,
                                                  L.P. as Collateral Manager


                                         By: /s/ Mark Okada
                                             ----------------------------------
                                                 Name:  Chief Investment Officer
                                                 Title: Highland Capital
                                                        Management, L.P.

                                        RESTORATION FUNDING CLO, LTD.
                                           By: Highland Capital Management, L.P.
                                               as Collateral Manager


                                        By: /s/ Mark Okada
                                            ------------------------------------
                                                   Name:
                                                   Title:


                                        KZH HIGHLAND - 2 LLC
                                         By:


                                        By: /s/ Dorian Herrera
                                            ------------------------------------
                                                 Name:  Dorian Herrera
                                                 Title: Authorized Agent


                                        BLUE SQUARE FUNDING LIMITED SERIES 3


                                        By: /s/ Alice L. Wagner
                                            ------------------------------------
                                                 Name:  Alice L. Wagner
                                                 Title: Vice President